                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each undersigned hereby constitutes and appoints Susan Biglieri his or its true and lawful attorney-in-fact to:

        (1) execute for and on behalf of each undersigned (each, a "Reporting
Person"), individually or jointly with any other reporting persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Form D, Schedule 13D, Schedule 13G, Schedule 13H, Form 13-F, Form
3, Form 4, Form 5 and any applicable registration statements) that such
Reporting Person may be required to file with the United States Securities and
Exchange Commission pursuant to the Securities Act of 1933, the Securities
Exchange Act of 1934, the Investment Company Act of 1940 or the Investment
Advisers Act of 1940, each as amended and with the implementing rules and regulations thereto (collectively, the "Reports") with respect to each Reporting
Person's (a) status as an officer or director of, or (b) ownership of, or transactions in, securities of, any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (each, a "Company");

        (2) do and perform any and all acts for and on behalf of each Reporting
Person which may be necessary or desirable to complete and execute any such
Reports and timely file such forms and schedules with the United States
Securities and Exchange Commission and any stock exchange or similar authority;
and

        (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such Reporting Person, it being understood that the documents executed by such attorney-in-fact on behalf of such Reporting Person, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her discretion.

        Each Reporting Person hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such
Reporting Person might or could do if personally present, with full power of revocation, hereby ratifying and confirming all that such attorney-in-fact, or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Each
Reporting Person acknowledges that no such attorney-in-fact, in serving in such capacity at the request of such Reporting Person, is hereby assuming, nor is the
Company hereby assuming, any of such reporting Person's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934 or
otherwise.

        This Power of Attorney shall remain in full force and effect with respect to a Reporting Person until the later of such time that (a) such
Reporting Person is no longer required to file Forms 3, 4 and 5 or Schedules
13G/D with respect to such Reporting Person's holdings of and transactions in securities issued by a Company, or (b) such Reporting Person is no longer required to file any other forms, registration statements or similar filings with the United States Securities and Exchange Commission or any other similar federal or state governmental entity, unless this Power of Attorney is earlier revoked by such Reporting Person in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December, 2011.

                                      Kleiner Perkins Caufield & Byers XIII, LLC
                                      By: KPCB XIII Associates, LLC

                                      By: /s/ Ted Schlein
                                          --------------------------------------
                                          Ted Schlein, Managing Director

                                      KPCB XIII Associates, LLC

                                      By: /s/ Ted Schlein
                                          --------------------------------------
                                          Ted Schlein, Managing Director

                                          /s/ Ted Schlein
                                          --------------------------------------
                                          Ted Schlein